Divestitures	3 Months Ended
Jan. 31, 2026
Text Block [Abstract]
Divestitures
19.	Divestitures
Closed divestitures impacting the current fiscal year
Sale of banking operations in Colombia, Costa Rica and Panama
On December 1, 2025, the Bank completed the sale of its banking operations in Colombia, Costa Rica and Panama to Davivienda Group S.A. in exchange for a

20.3%
ownership stake in the combined Davivienda Group S.A. The Bank’s ownership consists of
14.99%
voting common shares and the remainder in non-voting preferred shares. Following this date, the Bank designated two individuals to serve on Davivienda Group’s Group S.A.’s Board of Directors.
Upon closing, the Bank derecognized total assets
 of
$24
billion and total liabilities of $
22
billion consisting primarily of loans and deposits. The Bank recognized an additional loss of $11 million in non-interest expense and $423 million in non-interest income (collectively $
377
million after-tax).
The loss primarily represents the release of cumulative foreign currency translation losses, inclusive of hedges and was recorded in the Other segment. As of October 31, 2025, the Bank recognized an impairment loss of
$
1,342
million after-tax. Following the closing, the Bank recognized the investment in Davivienda Group S.A. as an investment in associate at a fair value of
$
1,370
million as the Bank has significant influence, given its board representation and ownership interest and it is accounted for under the equity method.
The closing of the transaction increased the Bank’s CET1 capital ratio by approximately 15 basis points in the current quarter.